                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                       EMERGING MARKETS EQUITY PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina           1.8%
Brazil              7.0%
Chile               1.1%
China               1.2%
Egypt               1.3%
Greece              8.1%
Hungary             3.6%
India               8.2%
Indonesia           1.7%
Israel              6.0%
Korea              11.6%
Malaysia            1.7%
Mexico             10.4%
Pakistan            1.4%
Philippines         1.7%
Poland              3.1%
South Africa        5.2%
Taiwan              6.9%
Thailand            1.8%
Turkey              1.7%
Other              14.5%

TOP FIVE HOLDINGS
                                               PERCENT OF
ISSUER                               COUNTRY   NET ASSETS
-----------------------------------  -------  ------------
Hellenic Telecommunication
 Organization S.A.                   Greece        5.2%
Samsung Electronics Co.               Korea        4.4%
Pohang Iron & Steel Co., Ltd.         Korea        3.2%
Telmex ADR, Class L                  Mexico        2.6%
Formento Economico Mexicano, S.A.
 de CV                               Mexico        2.4%

TOP FIVE SECTORS
                                              PERCENT
                                                OF
                                     VALUE      NET
INDUSTRY                             (000)    ASSETS
-----------------------------------  ------  ---------
Services                             $10,135     27.9%
Consumer Goods                        6,035      16.6%
Capital Equipment                     5,101      14.0%
Energy                                3,722      10.2%
Finance                               3,252       9.0%

PERFORMANCE COMPARED TO THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX(1) AND THE MSCI EMERGING MARKETS FREE INDEX(2)
------------------------------------

                         TOTAL RETURNS(3)
                   ----------------------------
                                AVERAGE ANNUAL
                      ONE           SINCE
                      YEAR       INCEPTION(4)
                   ----------  ----------------
PORTFOLIO........     -24.34%        -12.26%
IFC GLOBAL TOTAL
RETURN COMPOSITE
INDEX(1).........     -21.08%        -16.77%
MSCI EMERGING
MARKETS FREE
INDEX(2).........     -25.34%        -17.21%

1. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (includes dividends).
2. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following countries:
   Argentina, Brazil, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea (at 50%), Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, Russia, South Africa, Sri Lanka, Taiwan (at 50%), Thailand, Turkey and Venezuela Free.
3. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
4. Commenced operations on October 1, 1996.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            EMERGING MARKETS   IFC GLOBAL TOTAL RETURN   MSCI EMERGING MARKETS
            EQUITY PORTFOLIO     COMPOSITE INDEX (1)         FREE INDEX (2)
10/1/96*              $10,000                  $10,000                   $10,000
12/31/96               $9,797                   $9,830                    $9,905
12/31/97               $9,848                   $8,413                    $8,675
12/31/98               $7,451                   $6,640                    $5,672

       * Commencement of operations.
In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX AND THE MSCI EMERGING MARKETS FREE INDEX ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers.
For the year ended December 31, 1998, the Portfolio had a total return of -24.34% compared to -21.08% for the IFC Global Total Return Composite Index (the "Index") and -25.34% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. For the period since inception on October 1, 1996 through December 31, 1998, the Portfolio had an average annual total return of -12.26% compared with -16.77% for the Index and -17.21% for the MSCI Emerging

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Markets Free Index. Beginning with this report, the Portfolio's performance will be compared to the MSCI Emerging Markets Free Index as it is more closely aligned with our investment strategy for the Portfolio.
The financial crises of 1998 have left a legacy of lessons for the emerging markets as well as for the broader global financial markets. Making sense of all that took place last year is not an easy task. Nevertheless, in the following few pages we will attempt to review the critical events that took place in 1998 for the emerging markets, and tender some tentative observations about what we expect in the year ahead.
While it is true that the currency devaluations of Asia--the visible starting point of the malaise that still reverberates in the global economy today--took place in 1997, it was not until 1998 that the full fury of the events unleashed by those depreciating currencies was felt. Numerous events--both at the global and at the emerging market level--took place which shook many investors' understanding of and faith in financial markets, and a recap of a few of the more momentous ones might be helpful:
GLOBAL
1) The Japanese yen, following the collapse of that country's economy, collapsed into the mid to high 140's (to the U.S. dollar) seemingly on its way to the 160's before staging a startling and largely unexplained rally to approximately the 115 level. As we write, the yen is now at 109.
2) Both the European and U.S. stock markets collapsed from healthy double digit gains early in the year, dipped into negative territory by the end of the summer, only to almost completely climb back to their earlier highs by the end of the year.
3) The Federal Reserve Bank engineered a controversial rescue of a highly leveraged hedge fund which, remarkably, threatened the health of the world's financial markets.
4) No fewer than 37 central banks--in an almost unprecedented show of coordination--executed more than 75 monetary policy easings in the latter half of 1998 to avert a total meltdown in financial markets.
5) Commodity prices continued their lurching downward spiral as Asian demand shortfalls further aggravated supply/demand imbalances; oil was particularly hard hit, as OPEC continued to undergo a secular decline in influence and the oil industry cartel slowly continued to disintegrate.
EMERGING
1) The Russian currency, economy, and debt markets collapsed as that country unilaterally announced a de facto debt moratorium and currency devaluation, singlehandedly triggering a worldwide credit contraction and financial market panic.
2) Malaysia announced currency controls in a single act of defiance against market forces that, due to its possible emulation by other governments, cast a chill throughout emerging markets.
3) Indonesia descended into social and political chaos as riots and mayhem engulfed that country in the aftermath of its economic crisis, leading to an eventual departure of longstanding leader Suharto.
4) Brazil stared into the abyss of possible economic destruction in the aftermath of the Russian meltdown, nearly averting a currency collapse with the help of Messrs. Greenspan and Rubin.
5) Venezuela, in the throes of a steep recession exacerbated by historically low oil prices, elected a populist, ex-military/failed coup leader as President.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

6) Broader Asian markets staged a remarkable early-year recovery, collapsed again and touched new lows, then staged an even more powerful recovery late in the year led by currency strengthening throughout the region.
As a whole, 1998 was a volatile year that we would prefer not to repeat. Importantly, though, the year contained significant bright spots. The chief positives came from the phenomenal stabilization and recovery of Asian financial markets toward the latter part of the year, and the continued fiscal discipline exhibited by the peripheral European markets striving to converge with western Europe, most notably Greece.
The Asian crisis has been written about and discussed ad infinitum. Here, we would like simply to point out that the faith placed by Asian citizens in their host country's financial systems and government policies has been nothing short of astounding. This faith, together with high domestic savings rates, played a single-handed role in allowing most battered Asian countries to simultaneously benefit from lower interest rates and stronger currencies. Early in the year this confluence of events would scarcely have been imaginable. Simply put, as foreign capital fled, and most banking systems seized up (and were in many cases taken over by the government) investors continued to both restrain their consumption and continue depositing their savings in local currency-denominated assets in domestic financial institutions. And, as collapsing domestic consumption and investment triggered a dramatic decline in imports, Asian countries were able to build up reserve levels through massive current account surpluses. The resulting recapitalization of the economy and excess supply of money relative to demand resulted in a historic drop in interest rates in most of the beleaguered countries--the primary two examples are South Korea and Thailand. This achievement has, in our view, singularly restored health to the capital markets in Asia--much more so than forward-looking reforms or foreign investment flows, both of which have been largely disappointing.
Equally impressive is the secular change being witnessed in eastern Europe (Hungary, Poland, and the Czech Republic) and especially Greece. To briefly oversimplify, the power of the euro is exerting a tremendous pull on these countries to get their respective fiscal houses in order; they must do so to be accepted into the eurozone when it is their turn. In Greece's case, the "convergence" story is immediate, and the remarkable performance of that country's equity market last year is explained by the equally remarkable performance of the Greek government to control spending and keep a lid on inflation (the two most important criteria for EMU acceptance). In the eastern European markets EMU acceptance is further away, but nevertheless those countries' respective governments (and, equally importantly, electorates) are already conducting both fiscal and monetary policy in strict accordance with their goals of being accepted into the EMU as soon as possible. The relative resilience of their equity markets last year reflects that underlying determination.
As a final comment about positive developments witnessed in 1998, we should note an important secular trend at the micro, or sector, level. That is, an important positive secular development continued to take place in the technology field, and both Taiwan and India have continued to exploit this trend (and, to some extent, Korea). Taiwan has developed into a PC-component manufacturing powerhouse, and as the trend toward lower cost PC's continues so does the global outsourcing trend, which directly benefits that sector. As a result, the "electronics" sector in Taiwan posted solid absolute returns in 1998 while the broader Taiwanese market ended the year in negative territory. A similar phenomenon has taken place in India, yet in this case it is in the software services sector. As programming talent in the U.S. gets more expensive, Indian companies are increasingly capturing a larger piece of the global software services expenditure pie due to their cost advantages and abundant supply of high quality programming talent.
THE PORTFOLIO IN 1998
Country allocation contributed positively to performance in the fourth quarter. Specifically, our overweight positions in Korea and Thailand contributed solidly to performance in the fourth quarter and throughout the year. Our overweight in Hungary was also positive as that market solidly

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

outpaced the Index in the fourth quarter. Also positive were our underweights in Argentina, Chile, Peru and Venezuela. Strong stock selection in Brazil, Mexico and Taiwan also contributed significantly to total return.
Underperformance relative to the Index was largely driven by our overweight positions in Turkey (+3.9%), Poland (+6.3%) and Pakistan (-8.8%) coupled with our underweight exposure to Greece (+33.3%). Underperformance relative to the Index was also partly driven by disappointing stock returns in some of our Asian positions. Our Korean and Thai holdings underperformed their country benchmarks, and while the overweights in these markets had a positive impact on return, stock selection in these markets was poor.
OUTLOOK FOR 1999
Given all that has happened to the world and to our asset class in the past few years, any predictions need to be put forth with a large degree of circumspection. Let us begin with a broad review of what we think are some of the important lessons and themes for 1999 coming out of the experience of 1998:
1) Liquidity will be abundant in Europe and the U.S. owing to the generous monetary easings mentioned earlier and the modest global growth we foresee for 1999.
2) This developed market liquidity will have great difficulty finding its way back to the "vulnerable" emerging markets; that is, the reduction in global financial risk appetites witnessed last year will, in our view, persist for some time to come.
3) Commodity prices may stop falling, but it will take a marked recovery in global aggregate demand to lead to a sustained and meaningful recovery in broad commodity prices; we think this is, at best, a medium to long-term event.
4) As a result of #2 above, fiscally profligate emerging market governments will be met with grave skepticism and not likely given the "benefit of the doubt" by financial markets.
5) The Asian financial market recovery will continue into 1999, and we should begin to see the beginning of an economic stabilization if not full-scale recovery.
6) In short, the separation between the "haves" and the "have nots" witnessed in 1998 will persist, and perhaps even widen in 1999; this process in the emerging markets universe is not unlike what has taken place in the U.S. stock market between the mega-cap nifty fifty stocks (the haves) and the small cap or industrial commodity stocks (the have nots).
As a result of the above views, we have chosen to tilt the Portfolio toward high quality markets and sectors with solid fundamental underpinnings, especially those with endogenously generated underpinnings less vulnerable to exogenous shocks. The broader regional strategy, therefore, is to overweight peripheral Europe and Asia, and to underweight Latin America and South Africa. The overweight in peripheral Europe owes to a continuation of the forces at work cited above. We are confident Greece will be accepted into EMU, and therefore that interest rates will converge with those in western Europe. Eastern Europe we like simply for the strong fiscal discipline they have evidenced, and are looking for a related fall in interest rates throughout the year. The one concern we are monitoring is the widening current account deficits in both Poland and Hungary. Israel is a market that we like not because of the macro picture but because of a group of Israeli technology companies that offer unique bottom-up secular earnings growth unmatched in most of our emerging market universe.
Asia is a region that is tough to get one's arms around; valuations are hard to ferret out, and earnings outlooks hard to predict. Nevertheless, we are quite optimistic that the Korean market represents enormous opportunity both for continued interest rate declines and for enormous earnings growth owing to the highly leveraged nature of that country's corporate sector. We do not have dramatic country bets anywhere else in Asia but have a dramatic overweight in the Taiwanese

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

electronics sector, for reasons mentioned above. India is a market whose macro outlook is dubious at best but whose market offers up a wide range of attractive bottom-up stories, especially in the aforementioned software services sector.
On the underweight side, Latin America is our biggest bet. We are very concerned about the macro picture in Brazil. After a visit to the country in November we fleetingly held a more constructive stance, but events since then have transpired to make us more negative on the market. While not explicitly calling for a market collapse, we think odds are high that something breaks in that country's policy mix this year, most likely in the first half. The combination of an overvalued exchange rate, gargantuan fiscal deficit, and stubbornly high current account deficit is an unruly mix that will not likely be tolerated by financial markets. We would be more underweight the market were it not for our extremely constructive stance on the secular earnings growth outlook for the telecommunications sector; within our underweight in Brazil we have a dramatic overweight in that sector. Elsewhere in the region, we are dramatically underweight Chile (vulnerable to weak copper price, anemic corporate earnings growth, and large current account deficit) and solidly underweight Argentina (solid macro but equities are not cheap and the market is vulnerable to Brazil collapse). Further, we are underweight in Venezuela (overvalued currency, terrible macro owing to low oil price) and Peru (commodity price-based economy) and market weight Mexico. As a final note, we are underweight South Africa in large part due to that country's currency vulnerability to exogenous shocks (e.g. Brazil), and to the fact that corporate earnings growth, on a secular basis, should be lackluster.
General risks to our bets would be 1) a return to risk-loving behavior by global financial markets which would lead to the "vulnerable" emerging markets gaining access to capital more easily than we expect, and 2) a meaningful near-term increase in the price of commodities owing to a successful reflation effort by the developed markets' central banks, which would dramatically improve the current account positions and economic activities of both Latin America and South Africa. We think either of these scenarios are low-probability ones, but nevertheless are on vigilant watch for early warning signals of either scenario proving us wrong. The tenuous Brazil outlook--and with it the prospect for a weaker than expected U.S. economy--as well as the prospect for Japanese economic activity surprising on the downside (owing to the strong currency and backup in interest rates) give us some comfort that global aggregate demand will not be buoyant enough to sharply reverse the trend in commodity prices.
CONCLUSION
Undoubtedly, emerging markets investors have had a difficult few years. Having said that, we are glimpsing signs that this multi-year bear market may finally be working its way through. Now that the Brazil shoe has dropped (see below), we think that may likely be the bottom for our asset class-- barring a meltdown in the U.S. equity market of course. We believe that most of the risks in the asset class have either dissipated or have been fully discounted. Further, we believe that our Portfolio is positioned to take advantage of opportunities arising from changes in these markets. Not only are our stocks cheap, they are terrific companies. We are strong believers that sometime in the medium-term, if not the near term, this asset class, and our Portfolio with it, will be well on its way to steadily posting the superior returns for which it earned its "emerging" label.
BRAZIL UPDATE
After a long struggle, the Brazilian government finally bowed to market pressures and altered its exchange rate regime in mid-January. While details about specific policy strategy are sketchy, the facts we know are as follows:
1) The currency, the real, was initially allowed to move to the weak side of its wide trading band, causing an immediate effective devaluation of roughly 10%.
2) Central bank president Gustavo Franco, widely associated with a staunch defense of the real, has resigned; he will be succeeded by his deputy Francisco Lopes.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

3) The currency has subsequently been allowed to float and has found a level of approximately 1.55. The market reaction to this event has been positive.
Our thoughts about the implications of this move for Brazil are necessarily tentative at this stage. The currency move per se is not a bad thing; to the extent it removes rigidities and price distortions from the economy it can be argued that, longer-term, it will have been helpful. Further, given that high interest rates have prevailed in Brazil for some time, leverage in the economy and financial system is actually quite low. Therefore, the follow-on reverberations witnessed after the Asian devaluations owing to excessive leverage should not be repeated in Brazil. Having said that, it is too early to tell what inflationary impact the devaluation may have; there is a possibility, though we think it low, that inflation spirals out of control. Further, fiscal imbalances are not solved by the devaluation, and these remain as a major item to be tackled by the Cardoso administration. On the flip side, a spike in inflation may temporarily ease some of these fiscal pressures. Overall, we will have to wait and see how subsequent policy strategy and implementation is handled, and this will greatly determine whether Brazil is better or worse off post-devaluation.
Taking a step back, though, asset values in the equity market had already factored in a good portion of the macro vulnerabilities. Our favorite sector, the telecommunications sector, trades at unfathomably cheap levels. In fact it is the attractiveness of this sector which has prevented us from being more underweight. Given that these assets can be bought today 15-20% more cheaply, we will be aggressively looking for signs of financial market stabilization to add to our positions. For the time being, we will monitor developments.
January 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

COMMON STOCKS (88.1%)
  ARGENTINA (1.8%)
         15,488   Telecom Argentina ADR.......................................  $           426
          3,720   Telefonica Argentina ADR....................................              104
          3,894   YPF ADR.....................................................              109
                                                                                        -------
                                                                                            639
                                                                                        -------
  BRAZIL (7.0%)
        121,600   Brahma (Preferred)..........................................               53
          8,741   Brahma (Preferred) ADR......................................               83
     17,869,136   CEMIG (Preferred)...........................................              340
          5,538   CEMIG (Preferred) ADR.......................................              105
          8,870   CIA Vale do Rio Doce (Preferred), Class A...................              114
     (d)287,200   Coteminas...................................................               31
       (e)2,700   Coteminas ADR...............................................               13
      1,549,074   CRT (Preferred), Class A....................................              558
          3,273   CVRD ADR....................................................               42
      4,872,936   Embratel Participacoes S.A. (Preferred).....................               67
   (a)2,311,000   Lojas Arapua (Preferred)....................................                1
     (a,e)1,305   Lojas Arapua GDR............................................               --
          3,220   Pao de Acucar ADR...........................................               50
          2,553   Petrobras (Preferred).......................................               --
       (e)1,530   Petrobras ADR...............................................               17
   (a)1,050,000   Renner Participacoes S.A....................................                1
  (a)13,202,936   Tele Celular Sul Participacoes S.A. (Preferred).............               22
         (a)450   Tele Celular Sul Participacoes S.A. ADR.....................                8
  (a)11,372,936   Tele Centro Sul Participacoes S.A. (Preferred)..............               99
         (a)555   Tele Centro Sul Participacoes S.A. ADR......................               23
  (a)17,315,936   Tele Leste Celular Participacoes S.A. (Preferred)...........               10
  (a)10,252,936   Tele Nordeste Celular Participacoes S.A. (Preferred)........                9
         (a)375   Tele Nordeste Celular Participacoes S.A. ADR................                7
   (a)4,072,936   Tele Norte Celular Participacoes S.A. (Preferred)...........                2
   (a)4,072,936   Tele Norte Leste Participacoes S.A. (Preferred).............               51
  (a)13,378,936   Tele Sudeste Celular Participacoes S.A. (Preferred).........               56
         (a)144   Tele Sudeste Celular Participacoes S.A. ADR.................                3
   (a)4,072,936   Telebras (Preferred)........................................               --
       (a)3,067   Telebras (Preferred) ADR....................................              223
  (a)18,410,936   Telemig Celular Participacoes S.A. (Preferred)..............               20
         (a)470   Telemig Celular Participacoes S.A. ADR......................               10
     (a)518,000   Telerj Celular S.A. (Preferred) Class B.....................               12
   (a)7,736,936   Telesp Celular Participacoes S.A. (Preferred)...............               57
          (a)72   Telesp Celular Participacoes S.A. ADR.......................                1
   (a)4,419,836   Telesp Celular S.A. (Preferred) Class B.....................              194
   (a)1,835,936   Telesp Participacos S.A. (Preferred)........................               42
         12,655   Unibanco (Preferred) GDR....................................              183
          2,005   USIMINAS ADR................................................                5
         12,300   USIMINAS (Preferred)........................................               27
                                                                                        -------
                                                                                          2,539
                                                                                        -------
  CHILE (1.1%)
          4,771   CCU S.A. ADR................................................               92
          6,047   Endesa ADR..................................................               69

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
          8,745   Enersis ADR.................................................  $           225
          1,473   Santa Isabel ADR............................................               10
                                                                                        -------
                                                                                            396
                                                                                        -------
  CHINA (1.2%)
       (a)9,275   Huaneng Power International, Inc. ADR.......................              134
          9,633   Yanzhou Coal Mining Co. ADR.................................               73
        541,000   Zhejiang Expressway Co., Ltd., Class H......................              110
        759,000   Zhenhai Refining & Chemical Co., Ltd., Class H..............              116
                                                                                        -------
                                                                                            433
                                                                                        -------
  COLOMBIA (0.0%)
          2,661   Bancolumbia S.A.(Preferred).................................                4
                                                                                        -------
  CROATIA (0.2%)
          3,100   Pliva d.d. GDR..............................................               51
         (e)510   Pliva d.d. GDR (Registered).................................                8
                                                                                        -------
                                                                                             59
                                                                                        -------
  CZECH REPUBLIC (0.4%)
       (a)6,872   SPT Telecom a.s.............................................              105
       (a)2,360   SPT Telecom a.s. GDR........................................               35
                                                                                        -------
                                                                                            140
                                                                                        -------
  EGYPT (1.3%)
       (a)1,500   Al-Ahram Beverages Co. GDR..................................               43
       (a)2,316   Al-Ahram Beverages Co., Class S GDR.........................               67
          3,600   Eastern Tobacco.............................................               83
            925   Egypt Gas Co................................................               69
          1,303   Egyptian Financial & Industrial.............................               21
          1,635   Industrial & Engineering....................................               23
          1,800   Madinet Nasr Housing & Development..........................               54
          8,960   Paints & Chemicals Industry GDR.............................               54
          4,000   Suez Cement Co. GDR.........................................               55
                                                                                        -------
                                                                                            469
                                                                                        -------
  GREECE (8.1%)
            869   Alpha Credit Bank...........................................               91
          4,760   Attica Enterprises S.A......................................               43
          3,300   Hellenic Bottling Co. S.A...................................              102
         45,378   Hellenic Telecommunication Organization S.A.................            1,208
      (a)50,485   Hellenic Telecommunication Organization S.A. ADR............              669
            610   Heracles General Cement Co. S.A.............................               16
       (a)1,520   Ionian Bank S.A.............................................               81
          2,459   National Bank of Greece S.A.................................              553
       (a)2,110   Panafon Hellenic Telecom S.A. GDR...........................               55
       (a)2,370   STET Hellas Telecommunications S.A. ADR.....................               77
            600   Titan Cement Co. S.A........................................               46
                                                                                        -------
                                                                                          2,941
                                                                                        -------
  HONG KONG (0.4%)
         90,000   China Telecom Ltd. (Hong Kong)..............................              156
                                                                                        -------
  HUNGARY (3.6%)
         28,485   Matav Rt....................................................              162
       (a)9,596   Matav Rt. ADR...............................................              286
          4,730   MOL Magyar Olaj-es Gazipari Rt..............................              129
       (a)6,700   MOL Magyar Olaj-es Gazipari Rt. GDR.........................              185

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

  HUNGARY (CONT.)

         14,090   MOL Magyar Olaj-es Gazipari Rt. GDR (Registered)............  $           389
          3,330   Otp Bank Rt.................................................              167
                                                                                        -------
                                                                                          1,318
                                                                                        -------
  INDIA (8.2%)
          6,500   Bajaj Auto Ltd..............................................               80
         73,000   Bharat Heavy Electricals Ltd................................              451
      (d)26,500   Container Corp. of India Ltd................................              149
          2,000   Gujarat Ambuja Cements Ltd..................................               12
         25,884   Hero Honda Motors, Ltd......................................              331
          8,500   Hindustan Lever Ltd.........................................              333
          5,000   Hindustan Petroleum Corp., Ltd..............................               28
          2,520   Housing Development Finance Corp............................              129
            500   Infosys Technologies Ltd....................................               35
          5,100   Infosys Technology Ltd......................................              355
         19,500   ITC Ltd.....................................................              344
         16,000   Larson & Toubro Ltd.........................................               61
         12,000   Mahanagar Telephone Nigam Ltd...............................               52
    (a,g)35,500   Morgan Stanley India Investment Fund, Inc...................              240
         10,000   Satyam Computer Services Ltd................................              171
         17,000   State Bank of India.........................................               63
      (a)15,000   Tata Engineering & Locomotive Co. Ltd.......................               58
          6,500   Zee Telefilms Ltd...........................................               98
                                                                                        -------
                                                                                          2,990
                                                                                        -------
  INDONESIA (1.7%)
        174,616   Gudang Garam................................................              255
       (a)7,700   Gulf Indonesia Resources Ltd................................               50
        419,400   Indah Kiat Pulp & Paper Corp................................              114
        498,500   Telekomunikasi Indonesia....................................              168
          3,715   Telekomunikasi Indonesia ADR................................               24
                                                                                        -------
                                                                                            611
                                                                                        -------
  ISRAEL (6.0%)
         65,000   Bank Hapoalim Ltd...........................................              118
      (a)27,731   Bezeq Israeli Telecommunication Corp. Ltd...................               87
       (a)4,920   Comverse Technology, Inc....................................              349
       (a)5,600   Dor Energy Ltd. GDR.........................................               16
          9,317   ECI Telecommunications Ltd..................................              332
              1   Elbit Systems Ltd...........................................               --
          2,686   Elron Electronic Industries Ltd.............................               43
          6,878   First International Bank of Israel Ltd., Class 5............               34
         (a)615   Gilat Satellite Networks Ltd................................               34
          4,176   Koor Industries Ltd.........................................              365
          2,215   Koor Industries Ltd. ADR....................................               39
         (a)596   NICE-Systems Ltd............................................               13
       (a)4,080   NICE-Systems Ltd. ADR.......................................               88
       (a)5,849   Orbotech Ltd................................................              277
       (a)1,060   Orckit Communications Ltd...................................               17
          3,757   Supersol Ltd................................................                9
         15,310   Supersol Ltd. ADR...........................................              188
          4,159   Tadiran Telecommunications Ltd..............................               79
          2,400   Teva Pharmaceutical Industries Ltd. ADR.....................               98
                                                                                        -------
                                                                                          2,186
                                                                                        -------
                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
  KOREA (11.6%)
          5,810   Hankuk Glass Industry Co., Ltd..............................  $           121
         31,720   Korea Electric Power Corp...................................              786
      (d)18,432   Pohang Iron & Steel Co., Ltd................................            1,164
          1,383   S1 Corp.....................................................              259
         23,488   Samsung Electronics Co......................................            1,575
          1,063   Samsung Electronics Co. GDR.................................               39
         (d)367   SK Telecom Co., Ltd.........................................              277
                                                                                        -------
                                                                                          4,221
                                                                                        -------
  MALAYSIA (1.7%)
      (d)25,000   Genting Bhd.................................................               38
      (d)42,000   Kuala Lumpur Kepong Bhd.....................................               50
      (d)15,000   Nestle (Malaysia) Bhd.......................................               42
      (d)48,000   Petronas Gas Bhd............................................               76
      (d)20,200   Rothmans of Pall Mall (Malaysia) Bhd........................               83
       (d)7,000   Technology Resources Industries Bhd.........................                3
     (d)117,000   Telekom Malaysia Bhd........................................              216
      (d)78,000   Tenaga Nasional Bhd.........................................              112
                                                                                        -------
                                                                                            620
                                                                                        -------
  MEXICO (10.4%)
         25,135   Alfa, S.A. de C.V., Class A.................................               71
      (a)98,888   Banacci, Class B............................................              130
         58,655   Bancomer, Class B...........................................               13
         59,508   Cemex CPO...................................................              128
         12,255   Cemex CPO ADR...............................................               52
          9,900   Cemex, Class B..............................................               24
         20,499   Cemex, Class B ADR..........................................              100
      (a)66,116   Cifra S.A., Class C.........................................               81
         16,940   Cifra S.A., Class V.........................................               20
          5,000   Cifra S.A., Class V ADR.....................................               61
          1,893   Desc S.A. de C.V., Class C ADR..............................               36
         11,880   Fomento Economico Mexicano, S.A. de C.V. ADR................              316
        207,092   Fomento Exonomico Mexicano, S.A. de C.V. UBD................              562
         28,104   Grupo Carso S.A. de C.V., Class A1..........................               95
       (e)9,575   Grupo Financiero Bancomer ADS...............................               41
      (a)29,792   Grupo Televisa S.A. GDR.....................................              736
        105,737   Kimberly-Clark Corp., Class A...............................              336
         19,250   Telmex ADR, Class L.........................................              937
          3,423   Tubos de Acero de Mexico S.A. ADR...........................               22
          4,400   TV Azteca ADR...............................................               29
                                                                                        -------
                                                                                          3,790
                                                                                        -------
  PAKISTAN (1.4%)
     (d)136,000   Fauji Fertilizer Co., Ltd...................................              113
     (d)175,200   Hub Power Co................................................               41
      (d)19,628   Pakistan State Oil Co., Ltd.................................               28
     (a,d)3,018   Pakistan Telecommunications Corp. GDR.......................              104
     (d)541,700   Pakistan Telecommunications Corp., Class A..................              187
   (a,d)104,535   Sui Northern Gas Pipelines Ltd..............................               17
                                                                                        -------
                                                                                            490
                                                                                        -------
  PHILIPPINES (1.7%)
         52,290   Manila Electric Co., Class B................................              168
          5,290   Philippine Long Distance Telephone Co.......................              136
            400   Philippine Long Distance Telephone Co. ADR..................               10

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
         90,630   San Miguel Corp., Class B...................................  $           175
        576,510   SM Prime Holdings, Inc......................................              110
                                                                                        -------
                                                                                            599
                                                                                        -------
  POLAND (3.1%)
       (a)2,570   Bank Bandlowy w Warszawie GDR (Registered)..................               32
          1,627   Bank of Handlowy W Warszawie................................               20
          1,323   Bank Slaski.................................................               68
         99,373   BIG Bank Gdanski............................................               89
          3,160   BIG Bank Gdanski GDR........................................               43
          2,474   BRE S.A.....................................................               57
              2   Debica......................................................               --
         21,342   Elektrim....................................................              231
       (a)1,509   Exbud S.A...................................................               13
       (a)5,098   Exbud S.A. GDR..............................................               44
             75   Polifarb-Cieszyn S.A........................................               --
            881   Powszechny Bank Kredytowy S.A...............................               19
          6,260   Prokom Software GDR.........................................              118
      (a)70,780   Telekomunikacja Polska S.A. GDR.............................              361
          3,432   Wielkopolski Bank Kredytowy S.A.............................               22
                                                                                        -------
                                                                                          1,117
                                                                                        -------
  RUSSIA (0.8%)
          3,690   Lukoil Holding ADR..........................................               59
   (a,d)554,047   Mustcom.....................................................               63
       (a)4,000   Rostelecom ADR..............................................               17
         24,980   Surgutneftegaz ADR..........................................               84
          1,600   Unified Energy Systems ADR..................................                5
      (a)10,460   Unified Energy Systems GDR..................................               34
       (a)3,670   Vimpel-Communications ADR...................................               48
                                                                                        -------
                                                                                            310
                                                                                        -------
  SINGAPORE (0.2%)
         55,000   Want Want Holdings Ltd......................................               66
                                                                                        -------
  SOUTH AFRICA (5.2%)
         41,378   ABSA Group Ltd..............................................              196
        414,148   B.O.E. Corp. Ltd., Class N..................................              235
         38,018   Bidvest Group Ltd...........................................              276
         56,500   BOE Ltd.....................................................               36
         11,657   Comparex Holdings Ltd.......................................               94
         58,580   Education Investment Corp. (The) Ltd........................               68
         30,340   Ellerine Holdings Ltd.......................................               65
         92,200   FirstRand Ltd...............................................              100
          6,991   Liberty Life Association of Africa Ltd......................               96
       (g)4,595   Morgan Stanley Africa Investment Fund, Inc..................               39
          5,980   Nedcor Ltd..................................................              102
     (a)168,200   New Africa Investments Ltd., Class N........................              103
         16,700   Primedia Ltd., N Shares.....................................               37
         27,470   Rembrandt Group Ltd.........................................              168
         30,770   Sasol Ltd...................................................              116
          7,230   South African Breweries Ltd.................................              122
         78,600   Woolworths Holdings Ltd.....................................               39
                                                                                        -------
                                                                                          1,892
                                                                                        -------
                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
  TAIWAN (6.9%)
      (a)14,000   Arima Computer Corp.........................................  $            73
      (a)27,816   Asustek Computer, Inc.......................................              260
      (a)62,974   Compal Electronics, Inc.....................................              205
      (a)26,000   Compeq Manufacturing Co., Ltd...............................              170
         84,000   Far Eastern Textile Ltd.....................................               69
     (a)106,800   Hon Hai Precision Industry..................................              590
         51,496   President Chain Store Corp..................................              162
     (a)153,589   Siliconware Precision Industries Co.........................              272
     (a)196,000   Taiwan Semiconductor Manufacturing Co.......................              432
      (a)18,220   Taiwan Semiconductor Manufacturing Co. Ltd. ADR.............              258
                                                                                        -------
                                                                                          2,491
                                                                                        -------
  THAILAND (1.8%)
         43,600   Advanced Info Service PCL (Foreign).........................              259
      (d)20,600   BEC World PCL (Foreign).....................................              113
         14,700   Delta Electronics PCL (Foreign).............................               78
      (a)15,200   PTT Exploration & Production PCL (Foreign)..................              107
      (a)15,100   Shinawatra Computer Co. PCL (Foreign).......................               52
      (a)25,800   Siam Cement PCL (Foreign)...................................               57
                                                                                        -------
                                                                                            666
                                                                                        -------
  TURKEY (1.7%)
       (e)2,940   Akbank T.A.S. ADR...........................................               12
      1,264,000   Ege Biracilik...............................................               98
        528,700   Erciyas Biracilik...........................................               35
         41,000   Migros Turk T.A.S...........................................               41
        289,938   Petrol Ofisi A.S............................................               39
   (a)1,811,693   Vestel Elektronik Sanayi Ve Ticaret A.S.....................              149
     21,828,743   Yapi Ve Kredi Bankasi A.S...................................              253
                                                                                        -------
                                                                                            627
                                                                                        -------
  VENEZUELA (0.4%)
          7,424   CANTV, Class D ADR..........................................              132
                                                                                        -------
  ZIMBABWE (0.2%)
        155,838   Delta Corp. Ltd.............................................               34
         53,400   Meikles Africa Ltd..........................................               30
        230,000   Trans Zambesi Industries Ltd................................               10
     (e)100,300   Trans Zambesi Industries Ltd. ADR...........................                5
                                                                                        -------
                                                                                             79
                                                                                        -------
TOTAL COMMON STOCKS (COST $36,949)............................................           31,981
                                                                                        -------

    NO. OF
    RIGHTS
---------------

RIGHTS (0.0%)
  BRAZIL (0.0%)
      (a)10,817   CRT.........................................................               4
                                                                                       -------
  SOUTH AFRICA (0.0%)
      (a)16,700   Primedia Ltd................................................              --
                                                                                       -------
  TAIWAN (0.0%)
       (a,d)151   Compal Electronics, Inc.....................................              --
                                                                                       -------
TOTAL RIGHTS (COST $14).......................................................               4
                                                                                       -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

    NO. OF                                                                                VALUE
   WARRANTS                                                                               (000)
-----------------------------------------------------------------------------------------------

WARRANTS (0.0%)
  THAILAND (0.0%)
     (a,d)8,833   Siam Commercial Bank PCL, expiring 12/31/02 (COST $0).......  $            --
                                                                                        -------

     FACE
    AMOUNT
     (000)
---------------

CONVERTIBLE NOTES (0.1%)
  RUSSIA (0.1%)
$    (d)325,393   Svyaz Finance
                    17.00%, 8/11/99 (COST $325)...............................               51
                                                                                        -------
TOTAL FOREIGN SECURITIES (88.2%) (COST $37,288)...............................           32,036
                                                                                        -------
SHORT-TERM INVESTMENT (8.5%)
  REPURCHASE AGREEMENT (8.5%)
          3,090   Chase Securities, Inc. 4.45%, dated 12/31/98, due 1/4/99, to be repurchased at $3,092, collateralized by U.S. Treasury
                    Bonds, 10.375%, due 11/15/12, valued at $3,122 (COST
                    $3,090)...................................................            3,090
                                                                                        -------
FOREIGN CURRENCY (3.8%)
      BRL   117   Brazilian Real..............................................               97
      COP    66   Colombian Peso..............................................               --
      EGP    78   Egyptian Pound..............................................               23
     GRD 19,142   Greek Drachma...............................................               68
      HUF     6   Hungarian Forint............................................               --
     INR  9,786   Indian Rupee................................................              230
     ISS    240   Israeli Shekel..............................................               58
       KRW  262   Korean Won..................................................               --
     MYR (d)341   Malaysia Ringgit............................................               63
       MXP    9   Mexican Peso................................................                1
   PKR (d)2,274   Pakistani Rupee.............................................               41
      PHP    96   Philippines Peso............................................                3
      PLZ   144   Polish Zloty................................................               41
      ZAR 1,086   South African Rand..........................................              184
     TWD 18,190   Taiwan Dollar...............................................              565
                                                                                        -------
TOTAL FOREIGN CURRENCY (COST $1,395)..........................................            1,374
                                                                                        -------
TOTAL INVESTMENTS (100.5%) (COST $41,773).....................................           36,500
                                                                                        -------

                                                                                          VALUE
                                                                                          (000)
-----------------------------------------------------------------------------------------------
OTHER ASSETS (2.7%)
  Cash..............................................................  $       108
  Receivable for Portfolio Shares Sold..............................          375
  Deferred Organization Costs.......................................          282
  Receivable for Investments Sold...................................          140
  Dividends Receivable..............................................           38
  Interest Receivable...............................................           22
  Unrealized Gain on Swap Agreements................................           10
  Other Assets......................................................           13          988
                                                                      -----------   -----------
LIABILITIES (-3.2%)
  Payable for Investments Purchased.................................         (903)
  Unrealized Loss on Foreign Currency Exchange Contracts............         (103)
  Professional Fees Payable.........................................          (47)
  Custodian Fees Payable............................................          (45)
  Investment Advisory Fees Payable..................................          (29)
  Payable for Foreign Taxes.........................................          (13)
  Administrative Fees Payable.......................................           (8)
  Payable for Portfolio Shares Redeemed.............................           (7)
  Other Liabilities.................................................          (20)      (1,175)
                                                                      -----------   -----------
NET ASSETS (100%)................................................................   $   36,313
                                                                                    -----------
                                                                                    -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 5,106,190 outstanding $0.001 par value shares (authorized
  500,000,000 shares)............................................................   $     7.11
                                                                                    -----------
                                                                                    -----------
NET ASSETS CONSIST OF:
Paid in Capital..................................................................   $   51,390
Overdistributed Net Investment Income............................................         (101)
Accumulated Net Realized Loss....................................................       (9,606)
Unrealized Depreciation on Investments, Foreign Currency Translations and Swaps
  (Net of foreign taxes of $3)...................................................       (5,370)
                                                                                    -----------
NET ASSETS.......................................................................   $   36,313
                                                                                    -----------
                                                                                    -----------

---------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Securities (totaling $2,958 or 8.1% of net assets at December 31,
          1998) were valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(g)   --  The Fund is advised by an affiliate.
ADR   --  American Depositary Receipt
ADS   --  American Depositary Shares
CPO   --  Certificate of Participations
GDR   --  Global Depositary Receipt
LIBOR  -- London Interbank Offer Rate
PCL   --  Public Company Limited

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                    NET
  CURRENCY                            IN EXCHANGE               UNREALIZED
 TO DELIVER     VALUE    SETTLEMENT       FOR         VALUE     GAIN (LOSS)
   (000)        (000)       DATE         (000)        (000)        (000)
------------  ---------  -----------  ------------  ---------  -------------
U.S.$    210  $     210      1/4/99    KRW 253,134  $     211    $       1
 KRW 253,134        210      1/4/99   U.S.$    164        164          (46)
U.S.$     31         31      1/5/99     GRD  8,823         31           --
 KRW 269,040        224      1/5/99   U.S.$    177        177          (47)
  KRW 50,325         42      1/6/99   U.S.$     33         33           (9)
 KRW 229,520        191      1/7/99   U.S.$    151        151          (40)
U.S.$    360        360     2/11/99     MYR  1,624        299          (61)
  MYR  1,624        299     2/11/99   U.S.$    360        360           61
U.S.$    397        397     6/21/99     ZAR  2,556        412           15
  ZAR  2,556        412     6/21/99   U.S.$    435        435           23
              ---------                             ---------        -----
              $   2,376                             $   2,273    $    (103)
              ---------                             ---------        -----
              ---------                             ---------        -----

---------------------------------------------------

SWAP AGREEMENT:

The Portfolio had the following Total Return Swap Agreement open at December 31, 1998:

 NOTIONAL                                                   UNREALIZED
  AMOUNT                                                   APPRECIATION
   (000)                     DESCRIPTION                       (000)
-----------  -------------------------------------------  ---------------
 $  313      Agreement with Goldman Sachs International      $      10
             terminating March 8, 1999 to pay 3 month
             USD-LIBOR plus 2.00% and to receive the
             return of the Securities Exchange of
             Thailand (SET) Index converted into U.S.
             Dollars at the mid-market rate on March 4,
             1999.

----------------------------------------------------------------

At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments (excluding foreign currency) of the Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  41,739    $   2,439       $  (9,052)       $  (6,613)

----------------------------------------------------------------

For the year ended December 31, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $45,688,000 and $30,900,000 respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1998.

----------------------------------------------------------------

For the year ended December 31, 1998, the Portfolio owned shares of affiliated funds for which the Portfolio earned dividend income and realized losses on sales of these shares of approximately $3,900 and $14,000, respectively.

----------------------------------------------------------------

At December 31, 1998, the Portfolio had available capital loss carryforwards of approximately $6,888,000 to offset future net capital gains, to the extent provided by regulations, through December 31, 2006. To the extent that capital loss carryforwards are used to offset future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998 the Portfolio incurred and elected to defer until January 1, 1999 for U.S. Federal income tax purposes, net capital losses and net currency losses of $1,366,000 and $72,000, respectively.

----------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                                        % OF
                                            VALUE        NET
SECTOR DIVERSIFICATION                      (000)      ASSETS
----------------------------------------  ---------   ---------
Capital Equipment.......................  $   5,101       14.0%
Consumer Goods..........................      6,035       16.6
Energy..................................      3,722       10.2
Finance.................................      3,252        9.0
Materials...............................      2,415        6.7
Multi-Industry..........................      1,376        3.8
Services................................     10,135       27.9
                                          ---------        ---
Total Foreign Securities................  $  32,036       88.2%
                                          ---------        ---
                                          ---------        ---

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                                 DECEMBER 31,
                                                                         1998
                                                                        (000)
-----------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                       $       700
  Interest                                                                332
  Less: Foreign Taxes Withheld                                            (34)
                                                              ---------------
    Total Income                                                          998
                                                              ---------------
EXPENSES:
  Investment Advisory Fees                                                447
  Less: Fees Waived                                                      (447)
                                                              ---------------
  Net Investment Advisory Fees                                             --
  Custodian Fees                                                          293
  Shareholder Reports                                                     127
  Administrative Fees                                                     105
  Amortization of Organizational Costs                                    102
  Professional Fees                                                        78
  Interest Expense                                                         26
  Foreign Tax Expense                                                      21
  Directors' Fees and Expenses                                              2
  Other                                                                    32
  Expenses Reimbursed by Adviser                                          (87)
                                                              ---------------
    Net Expenses                                                          699
                                                              ---------------
Net Investment Income                                                     299
                                                              ---------------
NET REALIZED LOSS ON:
  Investments Sold (includes realized losses on sales of
    affiliated funds of $14,000)                                       (8,617)
  Foreign Currency Transactions                                          (216)
  Swap Agreements                                                        (148)
                                                              ---------------
    Net Realized Loss                                                  (8,981)
                                                              ---------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments (Net of foreign taxes of $3 on unrealized
    appreciation)                                                      (1,639)
  Foreign Currency Translations                                            (6)
  Swap Agreements                                                         111
                                                              ---------------
    Change in Unrealized Appreciation/Depreciation                     (1,534)
                                                              ---------------
Net Realized Loss and Change in Unrealized
  Appreciation/Depreciation                                           (10,515)
                                                              ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $   (10,216)
                                                              ---------------
                                                              ---------------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                YEAR ENDED            YEAR ENDED
                                         DECEMBER 31, 1998     DECEMBER 31, 1997
                                                     (000)                 (000)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                     $          299        $          106
  Net Realized Gain (Loss)                          (8,981)                  195
  Change in Unrealized
    Appreciation/Depreciation                       (1,534)               (3,701)
                                                ----------            ----------
  Net Decrease in Net Assets
    Resulting from Operations                      (10,216)               (3,400)
                                                ----------            ----------
DISTRIBUTIONS:
  Net Investment Income                               (198)                 (226)
  Net Realized Gain                                     --                   (76)
  In Excess of Net Realized Gain                        --                  (924)
                                                ----------            ----------
  Total Distributions                                 (198)               (1,226)
                                                ----------            ----------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                         29,230                39,684
 Distributions Reinvested                              197                 1,223
 Redeemed                                          (16,798)              (13,972)
                                                ----------            ----------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions                  12,629                26,935
                                                ----------            ----------
 Total Increase in Net Assets                        2,215                22,309
NET ASSETS:
  Beginning of Period                               34,098                11,789
                                                ----------            ----------
  End of Period (Including
    (overdistributed) undistributed
    net investment income of $(101)
    and $14, respectively)                  $       36,313        $       34,098
                                                ----------            ----------
                                                ----------            ----------
--------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                              3,556                 3,551
      Shares Issued on Distributions
       Reinvested                                       28                   135
      Shares Redeemed                               (2,088)               (1,282)
                                                ----------            ----------
    Net Increase in Capital Shares
     Outstanding                                     1,496                 2,404
                                                ----------            ----------
                                                ----------            ----------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                            PERIOD FROM
                                              YEAR ENDED            YEAR ENDED         OCTOBER 1, 1996*
SELECTED PER SHARE DATA AND RATIOS     DECEMBER 31, 1998     DECEMBER 31, 1997     TO DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.45               $  9.78                  $ 10.00
                                             -------               -------                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         0.06                  0.04                     0.01
  Net Realized and Unrealized Loss             (2.36)                   --                    (0.21)
                                             -------               -------                  -------
  Total From Investment Operations             (2.30)                 0.04                    (0.20)
                                             -------               -------                  -------
DISTRIBUTIONS
  Net Investment Income                        (0.04)                (0.07)                   (0.02)
  Net Realized Gain                               --                 (0.02)                      --
  In Excess of Net Realized Gain                  --                 (0.28)                      --
                                             -------               -------                  -------
  Total Distributions                          (0.04)                (0.37)                   (0.02)
                                             -------               -------                  -------
NET ASSET VALUE, END OF PERIOD               $  7.11               $  9.45                  $  9.78
                                             -------               -------                  -------
                                             -------               -------                  -------
TOTAL RETURN                                  (24.34)%                0.52%                   (2.03)%
                                             -------               -------                  -------
                                             -------               -------                  -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)            $36,313               $34,098                  $11,789
Ratio of Expenses to Average Net
  Assets                                        1.95%                 1.80%                    1.79%**
Ratio of Expenses to Average Net
  Assets Excluding Interest Expense
  and Foreign Tax Expense                       1.75%                 1.75%                    1.75%**
Ratio of Net Investment Income to
  Average Net Assets                            0.83%                 0.47%                    0.32%**
Portfolio Turnover Rate                          100%                   87%                       9%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                   $  0.11               $  0.17                  $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                3.45%                 4.12%                    6.17%**
  Net Investment Loss to Average Net
    Assets                                     (0.66)%               (1.84)%                  (4.06)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective January 6, 1999, the Fund's name changed to the Morgan Stanley Dean Witter Universal Funds, Inc. As of December 31, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). An additional Portfolio, the Money Market Portfolio, commenced operations on January 5, 1999.

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. Please refer to the Portfolio's Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-12) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchased securities cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on the portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Dean Witter Investment Management Inc. has agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject a Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                      FROM            MORE
     FIRST       $500 MILLION TO      THAN
 $500 MILLION      $1 BILLION      $1 BILLION
---------------  ---------------  -------------
       1.25%            1.20%           1.15%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.75%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, and account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund paid MSTC fees of approximately $193,000.

E. OTHER: During the year ended December 31, 1998, the Portfolio paid brokerage commissions to Morgan Stanley & Co., Incorporated, an affiliated broker/dealer, of approximately $9,000.

At December 31, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Morgan Stanley Dean Witter Universal Funds, Inc.
(formerly, Morgan Stanley Universal Funds, Inc.) --
Emerging Markets Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc. -- Emerging Markets Equity Portfolio (hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 1, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley Dean Witter Investment
 Management Limited; Managing Director,
 Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment Management
 Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Lorraine Truten

VICE PRESIDENT

Valerie Y. Lewis

SECRETARY

Joanna M. Haigney

TREASURER

Belinda A. Brady

ASSISTANT TREASURER

Karl O. Hartmann

ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.